UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12

KLDISCOVERY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!  KLDISCOVERY INC.  2021 Annual Meeting  Vote by June 14, 2021  11:59 PM ET   KLDISCOVERY INC.  ATTN: CHRISTOPHER WEILER  8201 GREENSBORO DR., SUITE 300  MCLEAN, VA 22102  D53105-P54685  You invested in KLDISCOVERY INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the stockholder meeting to be held on June 15, 2021.  Get informed before you vote  View the Annual Report, Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the  material(s) by requesting prior to June 1, 2021. If you would like to request a copy of the material(s) for this and/or future  stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.  Unless requested, you will not otherwise receive a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  June 15, 2021  10:30 AM EDT  Smartphone users  Point your camera here and  vote without entering a  control number  Virtually at:  www.virtualshareholdermeeting.com/KLDI2021  *Please check the meeting materials for any special requirements for meeting attendance.  V1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the  upcoming stockholder meeting. Please follow the instructions on  the reverse side to vote these important matters.  Board  Recommends  Voting Items  1. A proposal to elect three Class B directors to serve until the 2024 Annual Meeting of Stockholders and until their  respective successors have been duly elected and qualified.   Nominees:  For  01) Donna Morea  02) Evan Morgan  03) Lauren Tanenbaum   For  2. A proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of  KLDiscovery Inc. for the fiscal year ending December 31, 2021.  NOTE: If any other matters properly come before the 2021 Annual Meeting of Stockholders or any adjournments or  postponements thereof, the persons named as proxies will vote upon those matters according to their judgment. The Board  of Directors of KLDiscovery Inc. is not aware of any other business to be presented to a vote of the stockholders at the 2021  Annual Meeting of Stockholders.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D53106-P54685